UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)
                                 April 20, 2005

                          ----------------------------


                             GLOBAL PHARMATECH, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

                                                                 33-0976805
       33-0976805                                              (IRS Employer
(Commission File Number)                                     Identification No.)


                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
              (Address of Principal Executive Offices and zip code)

                                  905-787-8225
                             (Registrant's telephone
                          number, including area code)

                                Autocarbon, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On April 20, 2005, Global Pharmatech, Inc. (the "Company") dismissed its principal independent accountant, Aaron Stein CPA, which dismissal became effective immediately. The decision to dismiss Aaron Stein as the Company's principal independent accountant was approved by the Company's Board of Directors on April 20, 2005. Aaron Stein was engaged by the Company on February 11, 2005 and was dismissed as of April 20, 2005 (the "Engagement Period"). Previously, Aaron Stein was engaged by the Company as its principal independent accountant for the fiscal years ended December 31, 2002 and 2003, and through September 28, 2004.

     On April 20, 2005, the Company engaged Moore Stephens, P.C. ("Moore Stephens") as its new principal independent accountants, effective immediately. The decision to engage Moore Stephens as the Company's principal independent accountants was approved by the Company's Board of Directors on April 20, 2005.

     During the Engagement Period, Aaron Stein reviewed the Company's consolidated financial statements as of June 30, September 30 and December 31, 2004 and for the interim periods ended June 30, September 30 and December 31, 2004 in connection with the Company's filing or amended filings of Quarterly Reports on Form 10-QSB for such periods. During the Engagement Period, Aaron Stein did not issue a report containing any adverse opinion or disclaimer or opinion and was not qualified or modified as to uncertainty, audit scope or accounting principals.

     During the Engagement Period, there were no disagreements between the Company and Aaron Stein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Aaron Stein's satisfaction, would have caused Aaron Stein to make reference to the subject matter of the disagreement in connection with its report. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the two most recent fiscal years of the Company ended December 31, 2004.

     The Company has provided Aaron Stein of with a copy of the foregoing disclosures, and Aaron Stein has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.1.

     During the two most recent fiscal years of the Company, and through the date of the engagement of Moore Stephens on April 20, 2004, the Company did not consult with Moore Stephens regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         Exhibit Number                    Description
         --------------                    -----------

             16.1           Letter of Aaron Stein, dated April 25, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBAL PHARMATECH, INC.


Date:  April 25, 2005               By: /s/ Xiaobo Sun
                                       -----------------------------------------
                                    Name:  Xiaobo Sun
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit Number                    Description
         --------------                    -----------

             16.1           Letter of Aaron Stein, dated April 25, 2005.